EXHIBIT 10.8

FOURTH AMENDMENT

TO

CREDIT AGREEMENT

dated as of

February 14, 2012

among

SOLANA RESOURCES LIMITED,
as Borrower,

GRAN TIERRA ENERGY INC.,

BNP PARIBAS,
as Administrative Agent and Global Coordinator,

and

The Lenders Party Hereto

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of February 14, 2012, is among SOLANA RESOURCES LIMITED, a corporation duly formed and existing under the laws of the Province of Alberta, Canada (the “Borrower”); GRAN TIERRA ENERGY INC., a corporation formed and existing under the laws of the State of Nevada (the “Parent”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and as global coordinator; and the undersigned Lenders.

R E C I T A L S

A.          The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 30, 2010, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 2010, that certain Second Amendment to Credit Agreement dated as of November 5, 2010 and that certain Third Amendment to Credit Agreement dated as of January 20, 2011 among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.             Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this Fourth Amendment refer to Sections of the Credit Agreement.

Section 2.             Amendment to Credit Agreement.

2.1         Amendment to Section 9.02(g).  Section 9.02(g) is hereby amended and restated in its entirety to read as follows:

  “(g) other Debt not to exceed $42,000,000 in the aggregate at any one time outstanding.”

Section 3.             Conditions Precedent.  This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):

3.1         The Administrative Agent shall have received from the Majority Lenders, the Borrower, the Parent and the Subsidiary Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

3.2         No Default shall have occurred and be continuing, after giving effect to the terms of this Fourth Amendment.

Section 4.             Miscellaneous.

4.1         Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

4.2         Ratification and Affirmation; Representations and Warranties.  The Borrower and the Parent each hereby: (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

4.3         Loan Document.  This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4         Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Fourth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5         NO ORAL AGREEMENT.  THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6         GOVERNING LAW.  THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:	SOLANA RESOURCES LIMITED

	By:	/s/ Heather Campbell
	Name:	Heather Campbell
	Title:	Assistant Secretary

PARENT:	GRAN TIERRA ENERGY INC.

	By:	/s/ Dana Coffield
	Name:	Dana Coffield
	Title:	President and CEO

Signature Page
Fourth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and a Lender

	By:	/s/ Juan Carlos Sandoval
	Name	Juan Carlos Sandoval
	Title	Director

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

Signature Page
Fourth Amendment to Credit Agreement

RATIFICATION AND AFFIRMATION

Each of the undersigned Guarantors hereby: (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date (as defined in this Fourth Amendment) each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

Executed as a DEED by:
SOLANA PETROLEUM EXPLORATION
(COLUMBIA) LIMITED

By:	/s/ Heather Campbell
Name:	Heather Campbell
Title:	Assistant Secretary

GRAN TIERRA EXCHANGECO INC.

By:	/s/ Heather Campbell
Name:	Heather Campbell
Title:	Assistant Secretary

Executed as a DEED by:
GRAN TIERRA ENERGY INTERNATIONAL
HOLDINGS LTD.

By:	/s/ Heather Campbell
Name:	Heather Campbell
Title:	Assistant Secretary

Signature Page
Fourth Amendment to Credit Agreement

GRAN TIERRA ENERGY CAYMAN
ISLANDS INC.

By:	/s/ Heather Campbell
Name	Heather Campbell
Title	Assistant Secretary

ARGOSY ENERGY, LLC

By:	/s/ Heather Campbell
Name:	Heather Campbell
Title:	Assistant Secretary

GRAN TIERRA ENERGY COLOMBIA, LTD.
By:	Argosy Energy, LLC, the general partner of
Gran Tierra Energy Colombia, Ltd.

By:	/s/ Heather Campbell
Name:	Heather Campbell
Title:	Assistant Secretary

Signature Page
Fourth Amendment to Credit Agreement